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                                                                      Exhibit 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


          Check if an Application to Determine Eligibility of a trustee
                        Pursuant to Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                New York                                        13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION              (I.R.S. EMPLOYER
IF NOT A U.S. NATIONAL BANK)                                IDENTIFICATION NO.)

    Wall Street Plaza
    88 Pine Street
    New York, New York                                           10005
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                                Wall Street Plaza
                    88 Pine Street, New York, New York 10005
                                 (212) 701-7602
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                              Del Webb Corporation.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

            Delaware                                            13-3993031
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                             60001 North 24th Street
                             Phoenix, Arizona 85016
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 Debt Securities
                       (TITLE OF THE INDENTURE SECURITIES)
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                                      - 2 -


ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                            Federal Reserve Bank of New York
                            33 Liberty Street, New York N.Y. 10045

                            State of New York Banking Department
                            2 Rector Street, New York, N.Y. 10006

         (b)      Whether it is authorized to exercise corporate trust powers.

                           The Trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           The obligor is not an affiliate of the trustee.

ITEM 16.           LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1 - Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

         Exhibit 4 - Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

         Exhibit 6 -The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

         Exhibit 7 - A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 11th day of September, 1998.

                         BANK OF MONTREAL TRUST COMPANY



                                 By: /s/ PETER MORSE
                                     ------------------
                                      Peter Morse
                                     Vice President
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                                                                       Exhibit 7
EXHIBIT "D"


                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK
                        ---------------------------------

ASSETS

Due From Banks                                                 $   528,979
                                                               -----------
Investment Securities:
         State & Municipal                                      17,085,290
         Other                                                         100
                                                               -----------
                  TOTAL SECURITIES                              17,085,390

Loans and Advances
         Federal Funds Sold                                      4,400,000
         Overdrafts                                                 10,000
                                                               -----------
                  TOTAL LOANS AND ADVANCES                      4 ,410,000
                                                               -----------

Investment in Harris Trust, NY                                   8,509,571
Premises and Equipment                                             288,644
Other Assets                                                     2,965,076
                                                               -----------
                                                                11,763,291
                                                               -----------
                  TOTAL ASSETS                                 $33,787,660
                                                               ===========
LIABILITIES

Trust Deposits                                                 $ 8,680,937
Other Liabilities                                                  824,388
                                                               -----------
                  TOTAL LIABILITIES                              9,505,325
                                                               -----------
CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
         Fully Paid - 10,000 Shares of $100 Each                 1,000,000
Surplus                                                          4,222,188
Retained Earnings                                               19,048,815
Equity - Municipal Gain/Loss                                        11,332
                                                               -----------
                  TOTAL CAPITAL ACCOUNTS                        24,282,335
                                                               -----------
                  TOTAL LIABILITIES
                  AND CAPITAL ACCOUNTS                         $33,787,660
                                                               ===========

         I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                            Mark F. McLaughlin
                                            December 31, 1997

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                            Sanjiv Tandon
                                            Kevin O. Healy
                                            Steven R. Rothbloom